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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 1996, appearing on page 36 of Exabyte Corporation's Annual Report on Form 10-K for the year ended December 30, 1995.



PRICE WATERHOUSE LLP
Boulder, Colorado
July 29, 1996